Exhibit 99.1

NEWS RELEASE

Maxar Technologies to Sell MDA to Northern Private Capital for CAD$1 Billion

Maxar plans to use the proceeds to pay down debt and fund investments in its core areas of Earth Intelligence and Space Infrastructure

Maxar will continue to be trusted, end-to-end solutions provider to world’s most sophisticated government and commercial entities

Westminster, Colo. – December 30, 2019 – Maxar Technologies (NYSE:MAXR) (TSX:MAXR), a trusted partner and innovator in Earth Intelligence and Space Infrastructure, today announced it has entered into a definitive agreement to sell MDA to a consortium of financial sponsors led by Northern Private Capital (NPC), for CAD$1 billion (US$765 million), subject to customary adjustments. The company expects to use proceeds to reduce leverage and improve its capital structure to prioritize investments for growth in its core areas of Earth Intelligence and Space Infrastructure.

The transaction includes all of MDA’s Canadian businesses, encompassing ground stations, radar satellite products, robotics, defense, and satellite components, representing approximately 1,900 employees. These businesses are expected to generate approximately US$370 million and US$85 million in revenue and Adjusted EBITDA, respectively in 2019. This revenue is inclusive of approximately US$78 million of intercompany sales to other Maxar entities.

Following the completion of the transaction, the MDA team will operate as a stand-alone company within NPC’s portfolio, retaining its name and standing as the leading space and defense company in Canada. MDA expects to continue to supply Maxar with certain components and subsystems, and the companies expect to sell each other’s complementary satellite data. The revenue and Adjusted EBITDA numbers for MDA highlighted above include approximately US$52 million of revenue and US$29 million of Adjusted EBITDA for certain radar related imagery sales which have historically been included in Maxar’s imagery segment. This business activity has been included in the sale of MDA.

“The sale of MDA furthers execution on the company’s near-term priority of reducing debt and leverage,” said Dan Jablonsky, Maxar CEO. “It also provides increased flexibility, range, and focus to take advantage of substantial growth opportunities across Earth Intelligence and Space Infrastructure categories. After the transaction is complete, Maxar will retain leading capabilities in geospatial data and analytics, satellites, space robotics, and space infrastructure, and we will continue to have strong alignment with our defense and intelligence customers, the evolving requirements of civil governments, and the pursuit of innovation seen in the commercial marketplace. We thank the talented employees of MDA, who have built a world-class business with unique capabilities and we look forward to working with them as a commercial partner and component supplier to Maxar going forward.”

“This transaction — when combined with the recently completed sale of real estate in Palo Alto — reduces Maxar’s overall debt by more than $1 billion and significantly reduces Maxar’s leverage ratio,” said Biggs Porter, Maxar CFO. “Also, the loss of future cash flow from MDA will be significantly offset by interest savings from the reduction of debt. We expect the net effect of all these factors to only reduce our prior guidance for Adjusted EBITDA and free cash flow generation in the 2022 to 2023 time period by approximately $50 million.”

Porter continued, “While the sale of MDA will re-baseline the size of the overall company, we continue to expect significant Adjusted EBITDA and Free Cash Flow growth over the next several years as the Legion constellation construction spend completes and the constellation comes online, Services executes on its growing backlog, and Space Infrastructure sees improved profit and cash flow driven by recent re-engineering efforts and new program wins.”

The completion of the transaction is conditioned on regulatory approvals, including review by the Committee on Foreign Investment in the United States, Hart-Scott-Rodino review by the U.S. Department of Justice and the U.S. Federal Trade Commission, and Canadian government reviews under the Radiocommunications Act and the Competition Act.

PJT Partners, RBC Capital Markets and Bank of America Merrill Lynch are serving as financial advisors to Maxar. Wachtell, Lipton, Rosen & Katz and Stikeman Elliott LLP are serving as the company’s legal advisors for this transaction.

The amounts of Revenue and Adjusted EBITDA given above in this release represent the expected results of MDA as they flow into Maxar’s Space Systems and Imagery segments and will vary from the amounts ultimately classified as discontinued operations for MDA, which will reflect interest, depreciation, amortization, taxes, certain corporate expenses, and the effect of blending margins on projects for which MDA is an intercompany subcontractor. The MDA businesses are expected to have approximately US$10 million in Depreciation and Amortization expense.

About Maxar Technologies

Maxar is a trusted partner and innovator in Earth Intelligence and Space Infrastructure. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 5,900 team members in 30 global locations are inspired to harness the potential of space to help our customers create a better world. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements
Certain statements and other information included in this release constitute "forward-looking information" or "forward-looking statements" (collectively, "forward-looking statements") under applicable securities laws. Statements including words such as "may", "will", "could", "should", "would", "plan", "potential", "intend", "anticipate", "believe", "estimate" or "expect" and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this presentation.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this presentation. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company's continuous disclosure materials filed from time to time with U.S. securities and Canadian regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov, under the Company's SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this presentation as a result of new information or future events, except as may be required under applicable securities legislation.

Non-GAAP Financial Measures

See supplemental financial information found on the company’s website www.maxar.com for reconciliation of the types of non-GAAP financial metrics found in this release. No reconciliation of the forward looking non-GAAP metrics used in this release is available as certain components of such a reconciliation are not reasonably determinable. In addition to results reported in accordance with U.S. GAAP, we use certain non-GAAP financial measures as supplemental indicators of our financial and operating performance. These non-GAAP financial measures include EBITDA and Adjusted EBITDA.

We define EBITDA as earnings before interest, taxes, depreciation and amortization, and Adjusted EBITDA as EBITDA adjusted for certain items affecting comparability as specified in the calculation. Management believes that exclusion of these items assists in providing a more complete understanding of our underlying results and trends, and management uses these measures along with the corresponding U.S. GAAP financial measures to manage our business, evaluate our performance compared to prior periods and the marketplace, and to establish operational goals. Adjusted EBITDA is a measure being used as a key element of our incentive compensation plan. The Syndicated Credit Facility also uses Adjusted EBITDA in the determination of our debt leverage covenant ratio. The definition of Adjusted EBITDA in the Syndicated Credit Facility includes a more comprehensive set of adjustments.

We believe that these non-GAAP measures, when read in conjunction with our U.S. GAAP results, provide useful information to investors by facilitating the comparability of our ongoing operating results over the periods presented, the ability to identify trends in our underlying business, and the comparison of our operating results against analyst financial models and operating results of other public companies.

EBITDA and Adjusted EBITDA are not recognized terms under U.S. GAAP and may not be defined similarly by other companies. EBITDA and Adjusted EBITDA should not be considered alternatives to net income (loss) as indications of financial performance or as alternate to cash flows from operations as measures of liquidity. EBITDA and Adjusted EBITDA have limitations as an analytical tool and should not be considered in isolation or as a substitute for our results reported under U.S. GAAP.

Media Contact

Turner Brinton

Maxar Media Relations

1-303-684-4545

turner.brinton@maxar.com

Investor Relations Contact

Jason Gursky

Maxar VP Investor Relations

1-303-684-2207

jason.gursky@maxar.com